SELECT ANNUITY III

          DESCRIPTION OF RETURNS BASED ON UNDERLYING FUND PERFORMANCE

The company may at times quote average annual returns for periods prior to the Sub-Accounts commenced operations. Such performance information for the Sub-Accounts will be calculated based on the performance of the Portfolios and the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the portfolios, with the level of Contract charges currently in effect. The following provides the details in providing such returns.


                          AVERAGE ANNUAL TOTAL RETURNS

The company may at times quote average annual returns that reflect net recurring charges and any applicable surrender charges. The following is the formula used to provide such returns.

TR   =    ((1 + TRsa - SC) ^ (1/N)) - 1

Where:

TR   =    The average annual total return of the Sub-Account net of recurring charges and any applicable surrender charge for the period.

TRf  =    Total return of the fund for the period, provided by the investment company.

TRsa = Total return of the fund for the period, provided by the investment company, adjusted for the annual contract charge (AP) and separate account annual expenses (AE) or the following formula:

          ((1 + TRf) * (((1 - AE) * (1 - AP)) ^ N)) - 1.

SC   =    Applicable surrender charge at the end of period.

AP   =    Annual Contract Charge as an equivalent annual percent charge (AP)
          based on the average net assets in the Variable Account and Fixed Account during the preceeding year. (i.e., Select Annuity III would be .078%)

AE   =    Total Separate Account Annual Expenses consisting of the mortality and expense risk premium and the administration charge. (i.e., Select Annuity III would be 1.40%)

N    =    The number of years (N) in the period.

                          OTHER AVERAGE ANNUAL RETURNS

In addition, the company may at times quote average annual returns that do not reflect the Surrender Charge. These are calculated in exactly the same way as the average annual total returns described above, except that the surrender charge is ignored as the following formula demonstrates.

TR   =    ((1 + TRsa) ^ (1/N)) - 1

Where:

TR   =    The average annual total return of the Sub-Account net of recurring charges for the period.

SELECT ANNUITY III

12/31/96 values:
S*A III fixed acct value                        9,553,516
S*A III separate acct value - active          300,639,273
S*A IIII separate acct value - in benefit         218,063
S*A III total account value                   310,410,853

S*A III in force policy count                       8,751
S*A III average contract size                      35,471

12/31/97 values:
S*A III fixed acct value                       11,028,674
S*A III separate acct value - active          510,931,545
S*A IIII separate acct value - in benefit         349,241
S*A III total account value                   522,309,460

S*A II in force policy count                       12,557
S*A II average contract size                       41,595

S*A II contract fee collected                     142,170

Avg Contract Fee Per 1000 Collected                 $0.34

Avg Contract Fee Per 1000 by BOY #                  $0.63

Avg Contract Fee Per 1000 by Avg Size               $0.78 <= Used in Performance Numbers

                               SELECT ANNUITY III

                                  ALGER GROWTH

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97    $1,000.00   $10.000000       100.000
12/31/97                 $9.800529       100.000          $980.05      $979.27       99.920




                                            Contract Value    Surrender Value
                  Ending Value                   $979.27            $925.27
                  Total Return Incep to Date       -2.07%             -7.47%
                  Average Annual Return            -2.07%             -7.47%

                               SELECT ANNUITY III

                              ALGER MID CAP GROWTH

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97      $1,000.00    $10.000000       100.000
12/31/97                    $9.771143       100.000        $977.11       $976.33        99.920




                                            Contract Value    Surrender Value
                  Ending Value                   $976.33             $922.33
                  Total Return Incep to Date       -2.37%              -7.77%
                  Average Annual Return            -2.37%              -7.77%

                               SELECT ANNUITY III

                                 ALGER SMALL CAP

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97      $1,000.00   $10.000000       100.000
12/31/97                  $10.015887       100.000       $1,001.59    $1,000.81        99.922


                                               Contract Value   Surrender Value
                  Ending Value                    $1,000.81          $946.81
                  Total Return Incep to Date           0.08%           -5.32%
                  Average Annual Return                0.08%           -5.32%

                               SELECT ANNUITY III

                      VIP FIDELITY EQUITY-INCOME PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/06/94      $1,000.00    $10.000000       100.000
01/06/95                   $10.572735       100.000      $1,057.27    $1,056.49        99.926
01/06/96                   $13.960766        99.926      $1,395.05    $1,394.27        99.870
01/06/97                   $15.835032        99.870      $1,581.45    $1,580.67        99.821
12/31/97                   $19.944206        99.821      $1,990.85    $1,990.07        99.782

                                            Contract Value    Surrender Value
                  Ending Value                   $1,990.07         $1,945.07
                  Total Return Incep to Date         99.01%            94.51%
                  Average Annual Return              18.84%            18.16%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96      $1,000.00    $15.786111       63.347
12/31/97                   $19.944206       63.347       $1,263.40     $1,262.62        63.308


                                            Contract Value    Surrender Value
                  Ending Value                   $1,262.62         $1,208.62
                  Total Return One Year              26.26%            20.86%
                  Average Annual Return              26.26%            20.86%

                               SELECT ANNUITY III

                         VIP FIDELITY GROWTH PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/06/94      $1,000.00    $10.000000        100.000
01/06/95                    $9.719394        100.000      $971.94        $971.16        99.920
01/06/96                   $12.806119         99.920    $1,279.58      $1,278.80        99.859
01/06/97                   $14.968966         99.859    $1,494.78      $1,494.00        99.807
12/31/97                   $18.128084         99.807    $1,809.30      $1,808.52        99.764

                                            Contract Value    Surrender Value
                  Ending Value                   $1,808.52         $1,763.52
                  Total Return Incep to Date         80.85%            76.35%
                  Average Annual Return              16.03%            15.29%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96      $1,000.00    $14.886344       67.176
12/31/97                   $18.128084       67.176        $1,217.77    $1,216.99        67.133


                                            Contract Value    Surrender Value
                  Ending Value                   $1,216.99         $1,162.99
                  Total Return One Year              21.70%            16.30%
                  Average Annual Return              21.70%            16.30%

                               SELECT ANNUITY III

                       VIP FIDELITY HIGH INCOME PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/06/94      $1,000.00    $10.000000        100.000
01/06/95                    $9.647019        100.000       $964.70       $963.92        99.919
01/06/96                   $11.576790         99.919     $1,156.74     $1,155.96        99.852
01/06/97                   $12.858559         99.852     $1,283.95     $1,283.17        99.791
12/31/97                   $14.948644         99.791     $1,491.74     $1,490.96        99.739

                                            Contract Value    Surrender Value
                  Ending Value                   $1,490.96         $1,445.96
                  Total Return Incep to Date         49.10%            44.60%
                  Average Annual Return              10.54%              9.69%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96      $1,000.00    $12.882079       77.627
12/31/97                   $14.948644       77.627        $1,160.42    $1,159.64        77.575


                                            Contract Value    Surrender Value
                  Ending Value                   $1,159.64         $1,105.64
                  Total Return One Year              15.96%            10.56%
                  Average Annual Return              15.96%            10.56%

                               SELECT ANNUITY III

                         VIP FIDELITY OVERSEAS PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/06/94     $1,000.00     $10.000000        100.000
01/06/95                    $9.789787        100.000       $978.98       $978.20        99.920
01/06/96                   $11.037870         99.920     $1,102.91     $1,102.13        99.850
01/06/97                   $12.019153         99.850     $1,200.11     $1,199.33        99.785
12/31/97                   $13.211845         99.785     $1,318.34     $1,317.56        99.726

                                            Contract Value    Surrender Value
                  Ending Value                   $1,317.56         $1,272.56
                  Total Return Incep to Date         31.76%            27.26%
                  Average Annual Return               7.16%             6.23%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96      $1,000.00    $12.009146       83.270
12/31/97                   $13.211845       83.270        $1,100.15    $1,099.37        83.211


                                            Contract Value    Surrender Value
                  Ending Value                  $1,099.37          $1,045.37
                  Total Return One Year              9.94%              4.54%
                  Average Annual Return              9.94%              4.54%

                               SELECT ANNUITY III

                    VIP II FIDELITY ASSET MANAGER PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/06/94      $1,000.00    $10.000000        100.000
01/06/95                    $9.142250        100.000      $914.23        $913.45        99.915
01/06/96                   $10.720940         99.915    $1,071.18      $1,070.40        99.842
01/06/97                   $12.029546         99.842    $1,201.05      $1,200.27        99.777
12/31/97                   $14.266154         99.777    $1,423.44      $1,422.66        99.722

                                            Contract Value    Surrender Value
                  Ending Value                   $1,422.66         $1,377.66
                  Total Return Incep to Date         42.27%            37.77%
                  Average Annual Return               9.25%             8.37%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96      $1,000.00    $11.989805       83.404
12/31/97                   $14.266154       83.404        $1,189.86    $1,189.08        83.350


                                            Contract Value    Surrender Value
                  Ending Value                   $1,189.08         $1,135.08
                  Total Return One Year              18.91%            13.51%
                  Average Annual Return              18.91%            13.51%

                               SELECT ANNUITY III

                      VIP II FIDELITY CONTRAFUND PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
05/01/95      $1,000.00    $10.000000       100.000
05/01/96                   $12.989201       100.000      $1,298.92     $1,298.14        99.940
05/01/97                   $14.507671         99.940     $1,449.90     $1,449.12        99.886
12/31/97                   $17.724777         99.886     $1,770.46     $1,769.68        99.842


                                            Contract Value    Surrender Value
                  Ending Value                   $1,769.68         $1,724.68
                  Total Return Incep to Date         76.97%            72.47%
                  Average Annual Return              23.82%            22.63%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96      $1,000.00    $14.477694       69.072
12/31/97                   $17.724777       69.072        $1,224.28    $1,223.50        69.028


                                            Contract Value    Surrender Value
                  Ending Value                   $1,223.50         $1,169.50
                  Total Return One Year              22.35%            16.95%
                  Average Annual Return              22.35%            16.95%

                               SELECT ANNUITY III

                        VIP II FIDELITY INDEX PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/06/94     $1,000.00     $10.000000        100.000
01/06/95                    $9.980301        100.000       $998.03       $997.25        99.922
01/06/96                   $13.477119         99.922     $1,346.66     $1,345.88        99.864
01/06/97                   $16.434588         99.864     $1,641.22     $1,640.44        99.817
12/31/97                   $21.332832         99.817     $2,129.37     $2,128.59        99.780

                                            Contract Value    Surrender Value
                  Ending Value                   $2,128.59         $2,083.59
                  Total Return Incep to Date        112.86%           108.36%
                  Average Annual Return              20.87%            20.22%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96      $1,000.00    $16.301176       61.345
12/31/97                   $21.332832       61.345        $1,308.67    $1,307.89        61.309


                                            Contract Value    Surrender Value
                  Ending Value                   $1,307.89         $1,253.89
                  Total Return One Year              30.79%            25.39%
                  Average Annual Return              30.79%            25.39%

                               SELECT ANNUITY III

                   VIP II FIDELITY INVESTMENT GRADE PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/06/94      $1,000.00    $10.000000       100.000
01/06/95                    $9.474873       100.000       $947.49       $946.71        99.918
01/06/96                   $10.928088        99.918     $1,091.91     $1,091.13        99.846
01/06/97                   $11.119064        99.846     $1,110.20     $1,109.42        99.776
12/31/97                   $12.001084        99.776     $1,197.42     $1,196.64        99.711

                                            Contract Value    Surrender Value
                  Ending Value                   $1,196.64         $1,151.64
                  Total Return Incep to Date         19.66%            15.16%
                  Average Annual Return               4.61%             3.61%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96     $1,000.00     $11.158074       89.621
12/31/97                   $12.001084       89.621        $1,075.55    $1,074.77        89.556


                                            Contract Value    Surrender Value
                  Ending Value                   $1,074.77         $1,020.77
                  Total Return One Year               7.48%             2.08%
                  Average Annual Return               7.48%             2.08%

                               SELECT ANNUITY III

                             JANUS AGGRESSIVE GROWTH

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97      $1,000.00    $10.000000       100.000
12/31/97                   $10.899696       100.000      $1,089.97     $1,089.19        99.928




                                            Contract Value    Surrender Value
                  Ending Value                   $1,089.19         $1,035.19
                  Total Return Incep to Date          8.92%             3.52%
                  Average Annual Return               8.92%             3.52%

                               SELECT ANNUITY III

                                  JANUS GROWTH

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97     $1,000.00     $10.000000       100.000
12/31/97                   $10.131035       100.000       $1,013.10    $1,012.32        99.923




                                            Contract Value    Surrender Value
                  Ending Value                    $1,012.32           $958.32
                  Total Return Incep to Date           1.23%            -4.17%
                  Average Annual Return                1.23%            -4.17%

                               SELECT ANNUITY III

                               JANUS INTERNATIONAL

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97      $1,000.00    $10.000000       100.000
12/31/97                     $9.572341      100.000        $957.23        $956.45       99.919




                                               Contract Value    Surrender Value
                  Ending Value                      $956.45           $902.45
                  Total Return Incep to Date         -4.35%            -9.75%
                  Average Annual Return              -4.35%            -9.75%

                               SELECT ANNUITY III

                                 JANUS WORLDWIDE

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97      $1,000.00    $10.000000       100.000
12/31/97                   $9.782137        100.000        $978.21       $977.43        99.920




                                            Contract Value    Surrender Value
                  Ending Value                     $977.43           $923.43
                  Total Return Incep to Date         -2.26%            -7.66%
                  Average Annual Return              -2.26%            -7.66%

                               SELECT ANNUITY III

                  NEUBERGER & BERMAN LIMITED MATURITY BOND FUND

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97      $1,000.00    $10.000000       100.000
12/31/97                   $10.197704       100.000       $1,019.77    $1,018.99        99.924


                                            Contract Value    Surrender Value
                  Ending Value                   $1,018.99           $964.99
                  Total Return Incep to Date           1.90%          -3.50%
                  Average Annual Return                1.90%          -3.50%

                               SELECT ANNUITY III

                      NEUBERGER & BERMAN PARTNERS PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97      $1,000.00    $10.000000       100.000
12/31/97                   $10.268995       100.000       $1,026.90    $1,026.12        99.924




                                            Contract Value    Surrender Value
                  Ending Value                   $1,026.12            $972.12
                  Total Return Incep to Date           2.61%            -2.79%
                  Average Annual Return                2.61%            -2.79%

                               SELECT ANNUITY III

                           NORTHSTAR GROWTH PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/03/95     $1,000.00     $10.000000       100.000
01/03/96                   $12.390502       100.000      $1,239.05     $1,238.27        99.937
01/03/97                   $14.919465         99.937     $1,491.01     $1,490.23        99.885
12/31/97                   $16.980135         99.885     $1,696.06     $1,695.28        99.839


                                            Contract Value    Surrender Value
                  Ending Value                   $1,695.28         $1,650.28
                  Total Return Incep to Date         69.53%            65.03%
                  Average Annual Return              19.28%            18.21%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96     $1,000.00     $15.017174       66.590
12/31/97                   $16.980135       66.590        $1,130.71    $1,129.93        66.544


                                            Contract Value    Surrender Value
                  Ending Value                   $1,129.93         $1,075.93
                  Total Return One Year              12.99%             7.59%
                  Average Annual Return              12.99%             7.59%

                               SELECT ANNUITY III

                              NORTHSTAR HIGH YIELD

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97     $1,000.00     $10.000000       100.000
12/31/97                   $10.176962       100.000       $1,017.70    $1,016.92        99.923




                                            Contract Value    Surrender Value
                  Ending Value                   $1,016.92            $962.92
                  Total Return Incep to Date          1.69%             -3.71%
                  Average Annual Return               1.69%             -3.71%

                               SELECT ANNUITY III

                            NORTHSTAR INCOME & GROWTH

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/03/95      $1,000.00    $10.000000       100.000
01/03/96                   $12.051734       100.000      $1,205.17     $1,204.39        99.935
01/03/97                   $13.546973         99.935     $1,353.82     $1,353.04        99.878
12/31/97                   $15.382720         99.878     $1,536.39     $1,535.61        99.827


                                            Contract Value    Surrender Value
                  Ending Value                   $1,535.61         $1,490.61
                  Total Return Incep to Date         53.56%            49.06%
                  Average Annual Return              15.40%            14.26%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96     $1,000.00     $13.490965       74.124
12/31/97                   $15.382720       74.124       $1,140.22     $1,139.44        74.073


                                            Contract Value    Surrender Value
                  Ending Value                   $1,139.44         $1,085.44
                  Total Return One Year              13.94%              8.54%
                  Average Annual Return              13.94%              8.54%

                       FUND: NORTHSTAR INTERNATIONAL VALUE

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97      $1,000.00    $10.000000       100.000
12/31/97                   $10.073768       100.000      $1,007.38   $1,006.60         99.923


                                            Contract Value    Surrender Value
                  Ending Value                   $1,006.60           $952.60
                  Total Return Incep to Date          0.66%            -4.74%
                  Average Annual Return               0.66%            -4.74%

                               SELECT ANNUITY III

                          NORTHSTAR MULTI-SECTOR BONDS

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/03/95     $1,000.00     $10.000000       100.000
01/03/96                   $11.437543       100.000      $1,143.75     $1,142.97        99.932
01/03/97                   $12.703515         99.932     $1,269.49     $1,268.71        99.870
12/31/97                   $13.425025         99.870     $1,340.76     $1,339.98        99.812


                                            Contract Value    Surrender Value
                  Ending Value                   $1,339.98         $1,294.98
                  Total Return Incep to Date         34.00%            29.50%
                  Average Annual Return              10.27%             9.02%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96      $1,000.00    $12.720817       78.611
12/31/97                   $13.425025       78.611        $1,055.36    $1,054.58        78.553


                                            Contract Value    Surrender Value
                  Ending Value                   $1,054.58         $1,000.58
                  Total Return One Year               5.46%             0.06%
                  Average Annual Return               5.46%             0.06%

                               SELECT ANNUITY III

                              OCC EQUITY PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97      $1,000.00    $10.000000       100.000
12/31/97                   $10.641387       100.000       $1,064.14    $1,063.36        99.927




                                            Contract Value    Surrender Value
                  Ending Value                   $1,063.36         $1,009.36
                  Total Return Incep to Date          6.34%             0.94%
                  Average Annual Return               6.34%             0.94%

                               SELECT ANNUITY III

                           OCC GLOBAL EQUITY PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97     $1,000.00     $10.000000       100.000
12/31/97                     $9.459622      100.000        $945.96       $945.18        99.918




                                            Contract Value    Surrender Value
                  Ending Value                      $945.18           $891.18
                  Total Return Incep to Date          -5.48%          -10.88%
                  Average Annual Return               -5.48%          -10.88%

                               SELECT ANNUITY III

                              OCC MANAGED PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97     $1,000.00     $10.000000       100.000
12/31/97                   $10.080521       100.000      $1,008.05     $1,007.27        99.923




                                            Contract Value    Surrender Value
                  Ending Value                   $1,007.27            $953.27
                  Total Return Incep to Date          0.73%             -4.67%
                  Average Annual Return               0.73%             -4.67%

                               SELECT ANNUITY III

                             OCC SMALL CAP PORTFOLIO

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
08/08/97     $1,000.00     $10.000000       100.000
12/31/97                   $10.196263       100.000       $1,019.63    $1,018.85        99.924




                                            Contract Value    Surrender Value
                  Ending Value                   $1,018.85             $964.85
                  Total Return Incep to Date          1.88%              -3.52%
                  Average Annual Return               1.88%              -3.52%

                               SELECT ANNUITY III

                                PCM ASIA PACIFIC

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
05/01/95     $1,000.00     $10.000000       100.000
05/01/96                   $10.726714       100.000      $1,072.67     $1,071.89        99.927
05/01/97                   $10.643299         99.927     $1,063.56     $1,062.78        99.854
12/31/97                     $9.177973        99.854        $916.46       $915.68       99.769


                                            Contract Value    Surrender Value
                  Ending Value                      $915.68            $870.68
                  Total Return Incep to Date          -8.43%            -12.93%
                  Average Annual Return               -3.24%             -5.05%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96     $1,000.00     $10.904769       91.703
12/31/97                     $9.177973      91.703          $841.65        $840.87      91.618


                                            Contract Value    Surrender Value
                  Ending Value                      $840.87            $786.87
                  Total Return One Year              -15.91%            -21.31%
                  Average Annual Return              -15.91%            -21.31%

                               SELECT ANNUITY III

                           PCM DIVERSIFIED INCOME FUND

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/06/94     $1,000.00     $10.000000        100.000
01/06/95                    $9.387829        100.000        $938.78      $938.00        99.917
01/06/96                   $11.083760         99.917      $1,107.46    $1,106.68        99.847
01/06/97                   $11.818613         99.847      $1,180.05    $1,179.27        99.781
12/31/97                   $12.573872         99.781      $1,254.63    $1,253.85        99.719

                                            Contract Value    Surrender Value
                  Ending Value                   $1,253.85         $1,208.85
                  Total Return Incep to Date         25.38%            20.88%
                  Average Annual Return               5.84%             4.87%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96     $1,000.00     $11.873999       84.218
12/31/97                   $12.573872       84.218       $1,058.94     $1,058.16        84.156


                                            Contract Value    Surrender Value
                  Ending Value                   $1,058.16          $1,004.16
                  Total Return One Year               5.82%              0.42%
                  Average Annual Return               5.82%              0.42%

                               SELECT ANNUITY III

                              PCM GROWTH AND INCOME

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/06/94     $1,000.00     $10.000000        100.000
01/06/95                    $9.957652        100.000       $995.77       $994.99        99.922
01/06/96                   $13.349902         99.922     $1,333.94     $1,333.16        99.863
01/06/97                   $16.129217         99.863     $1,610.72     $1,609.94        99.815
12/31/97                   $19.600831         99.815     $1,956.45     $1,955.67        99.775

                                            Contract Value    Surrender Value
                  Ending Value                   $1,955.67         $1,910.67
                  Total Return Incep to Date         95.57%            91.07%
                  Average Annual Return              18.32%            17.64%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96     $1,000.00     $16.009051       62.465
12/31/97                   $19.600831       62.465       $1,224.36     $1,223.58        62.425


                                            Contract Value    Surrender Value
                  Ending Value                   $1,223.58         $1,169.58
                  Total Return One Year              22.36%            16.96%
                  Average Annual Return              22.36%            16.96%

                               SELECT ANNUITY III

                              PCM NEW OPPORTUNITIES

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
05/01/95     $1,000.00     $10.000000       100.000
05/01/96                   $15.566161       100.000      $1,556.62     $1,555.84        99.950
05/01/97                   $13.841757         99.950     $1,383.48     $1,382.70        99.894
12/31/97                   $17.634520         99.894     $1,761.57     $1,760.79        99.849


                                            Contract Value    Surrender Value
                  Ending Value                   $1,760.79         $1,715.79
                  Total Return Incep to Date         76.08%            71.58%
                  Average Annual Return              23.59%            22.40%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96      $1,000.00    $14.503853       68.947
12/31/97                   $17.634520       68.947       $1,215.85     $1,215.07        68.903


                                            Contract Value    Surrender Value
                  Ending Value                   $1,215.07         $1,161.07
                  Total Return One Year              21.51%            16.11%
                  Average Annual Return              21.51%            16.11%

                               SELECT ANNUITY III

                         PCM UTILITIES AND GROWTH INCOME

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/06/94     $1,000.00     $10.000000       100.000
01/06/95                    $9.303038       100.000         $930.30       $929.52        99.916
01/06/96                   $12.121512        99.916       $1,211.13     $1,210.35        99.852
01/06/97                   $13.624192        99.852       $1,360.40     $1,359.62        99.795
12/31/97                   $17.185467        99.795       $1,715.02     $1,714.24        99.749

                                            Contract Value    Surrender Value
                  Ending Value                   $1,714.24         $1,669.24
                  Total Return Incep to Date         71.42%            66.92%
                  Average Annual Return              14.48%            13.72%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96     $1,000.00     $13.710693       72.936
12/31/97                   $17.185467       72.936       $1,253.44     $1,252.66        72.890


                                            Contract Value    Surrender Value
                  Ending Value                   $1,252.66         $1,198.66
                  Total Return One Year              25.27%            19.87%
                  Average Annual Return              25.27%            19.87%

                               SELECT ANNUITY III

                                   PCM VOYAGER

                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
01/06/94     $1,000.00     $10.000000        100.000
01/06/95                    $9.950048        100.000       $995.00       $994.22        99.922
01/06/96                   $13.539972         99.922     $1,352.94     $1,352.16        99.864
01/06/97                   $15.606253         99.864     $1,558.50     $1,557.72        99.814
12/31/97                   $19.357233         99.814     $1,932.12     $1,931.34        99.774

                                            Contract Value    Surrender Value
                  Ending Value                   $1,931.34         $1,886.34
                  Total Return Incep to Date         93.13%            88.63%
                  Average Annual Return              17.95%            17.26%



                                                          Yearend    Less "Avg"       Yearend
Date          Deposit   NQ UV            # Units           Value      Cont Fee         Units
12/31/96     $1,000.00     $15.514436       64.456
12/31/97                   $19.357233       64.456       $1,247.69     $1,246.91        64.416


                                            Contract Value    Surrender Value
                  Ending Value                   $1,246.91         $1,192.91
                  Total Return One Year              24.69%            19.29%
                  Average Annual Return              24.69%            19.29%

                               SELECT ANNUITY III


Current & Effective Yield (net of all contract fees) December, 1997

         Unit Value        Unit Value       Net               7 Day             Current Effective
Fund     12/24/97          12/31/97         Change            Return            Yield   Yield
FMM      $11.596187        $11.605459       $0.009099         0.0785%  4.09%    4.17%

Note: Net Change = 12/31 Unit Value - 12/24 Unit Value - Hypothetical Weekly Fee
      Current Yield = 7 Day Return x 365/7
      Effective Yield = [ (7 Day Return + 1) ^ (365/7) ] - 1

Calculation of Average Weekly Contract Fee per Money Market Unit December, 1997

         Annual Fee        Stated as     Unit Value
         as Percent of     a Weekly       12/24/97      Hypothetical
         Avg Invested $    Fee          (Invested $)     Weekly Fee

         0.078%            0.0015%       $11.596187       $0.000173